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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: February 19, 2002.

                         FNANB Credit Card Master Trust
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     United States                000-24535                 58-1897792
 --------------------       --------------------       -------------------
  (State or other                (Commission              (IRS Employer
   jurisdiction of                File No.)             Identification No.)
   incorporation)

    225 Chastain Meadows Court
          Kennesaw, Georgia                               30144
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: 770-423-7900

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. The primary assets of the FNANB Credit Card Master Trust (the "Trust") are a pool of receivables arising under certain MasterCard(R) and VISA(R) credit card accounts. Prior to December 31, 2001, the receivables arising in these accounts were transferred by First North American National Bank ("FNANB") to the Trust pursuant to a master pooling and

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                  servicing agreement. On and after December 31, 2001, the
                  receivables were and are transferred and sold by FNANB to DC Funding International, Inc. ("DC Funding") pursuant to a receivables purchase agreement and then transferred by DC Funding to the Trust pursuant to an amended and restated master pooling and servicing agreement.

                  Effective as of December 31, 2001, the master pooling and servicing agreement was amended and restated by the parties to that agreement for the purpose of substituting DC Funding for FNANB as the transferor to the Trust and otherwise updating and conforming various provisions of that agreement.

                  Effective as of December 31, 2001, each of the Series 1997-2 Supplement to the Master Pooling and Servicing Agreement, the Series 1998-1 Supplement to the Master Pooling and Servicing Agreement, the Series 2001-A Supplement to the Master Pooling and Servicing Agreement, the Series 2001-B Supplement to the Master Pooling and Servicing Agreement and the Series 2001-C Supplement to the Master Pooling and Servicing Agreement was amended by the parties to those agreements for the purpose of substituting DC Funding for FNANB as the transferor to the Trust and otherwise updating and conforming various provisions of those agreements.

                  Each of (i) the Receivables Purchase Agreement dated as of December 31, 2001 between FNANB, as seller, and DC Funding, as purchaser, (ii) the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among DC Funding, as transferor, FNANB, as transferor under the prior agreement and as servicer, and First Union National Bank, as trustee, and (iii) the Omnibus Amendment to Series Supplements dated as of December 31, 2001 among DC Funding, as transferor, FNANB, as transferor under the prior agreement and as servicer, and First Union National Bank, as trustee, are included with this report as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.

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                  Exhibit 4.1. Receivables Purchase Agreement dated as of
                  December 31, 2001 between First North American National Bank, as seller, and DC Funding International, Inc., as purchaser.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.

                  Exhibit 4.2. Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among DC Funding International, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and First Union National Bank, as trustee.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.

                  Exhibit 4.3. Omnibus Amendment to Series Supplements dated as of December 31, 2001 among DC Funding International, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and First Union National Bank, as trustee.

Item 8.           Not Applicable.

Item 9.           Not Applicable.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FNANB Credit Card Master Trust

                                    By: FIRST NORTH AMERICAN NATIONAL BANK,
                                        as Servicer

                                    By: /s/ Philip J. Dunn
                                    Name:   Philip J. Dunn
                                    Title:  Vice President

Date: February 19, 2002


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                                  EXHIBIT INDEX

Exhibit                             Description
-------                             -----------

4.1 Receivables Purchase Agreement dated as of December 31, 2001 between First North American National Bank, as seller, and DC Funding International, Inc., as purchaser.

4.2 Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among DC Funding International, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and First Union National Bank, as trustee.

4.3 Omnibus Amendment to Series Supplements dated as of December 31, 2001 among DC Funding International, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and First Union National Bank, as trustee.